UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 16, 2023

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road Lanham, MD	20706
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TWOU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive and Board Transitions

On November 17, 2023, 2U, Inc. (the “Company”) announced that Christopher “Chip” J. Paucek, the Company’s Chief Executive Officer and a member of the Board of Directors (the “Board”), will be departing from the role of Chief Executive Officer and resigning as a member of the Board, effective as of November 16, 2023 (the “Transition Date”) but will continue as an employee of the Company until December 15, 2023 (the “Separation Date”). In connection with Mr. Paucek’s departure, beginning on the Separation Date, he will be eligible for severance payments and benefits in accordance with the terms of the Company’s Severance Pay and Change in Control Plan (as amended), which is disclosed as Exhibits 10.13 and 10.13.1 to the Company’s Annual Report for the fiscal year ended December 31, 2022.

The Company also announced on November 17, 2023 that the Board appointed Paul S. Lalljie, the Company’s current Chief Financial Officer, to succeed Mr. Paucek as Chief Executive Officer of the Company and as a member of the Board, effective as of the Transition Date. In connection with his appointment as Chief Executive Officer, Mr. Lalljie will no longer serve as the Company’s principal accounting officer.

In addition, on November 16, 2023, Matthew J. Norden, the Company’s current Chief Legal Officer, was appointed to the role of Chief Financial Officer, effective as of the Transition Date. Mr. Norden will also continue in his role as Chief Legal Officer of the Company. The Company also announced on November 17, 2023 that Heather Hoffert, currently Senior Vice President, Accounting, will assume the role of Principal Accounting Officer, effective as of the Transition Date.

Biographical and other information about Mr. Lalljie and Mr. Norden can be found in the section of the Company’s 2023 Proxy Statement, filed with the Securities and Exchange Commission on April 18, 2023, titled “Our executive officers”, which is incorporated herein by reference. Mr. Lalljie brings to the Board significant expertise scaling cost-effective business models, driving operational efficiencies and improving processes, and focusing on profitable revenue growth.

Prior to joining the Company in December 2021 as Senior Vice President, Accounting, Ms. Hoffert, age 51, served in various senior roles at Neustar, Inc., including Vice President, Finance from August 2016 to December 2021 and Director, SEC Financial Reporting from September 2008 to August 2016.

On November 17, 2023, the Company issued a press release in connection with the foregoing transitions. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Employment Letter Agreements

In connection with the foregoing transitions, the Company has entered into employment letter agreements with each of Mr. Lalljie (the “Lalljie Employment Letter Agreement”) and Mr. Norden (the “Norden Employment Letter Agreement”), each dated as of November 16, 2023.

Pursuant to the terms of the Lalljie Employment Letter Agreement, Mr. Lalljie will be eligible to receive an annual base salary of $750,000, an annual bonus with a target amount equal to 115% of his annual base salary, beginning in calendar year 2024, an annual equity grant with a target grant date fair value in an amount determined by the Compensation Committee of the Board (the “Committee”), and to participate in the retirement, health and welfare plans generally made available to other executive officers of the Company. In addition, Mr. Lalljie will participate in the Company’s Severance Pay and Change in Control Plan as a Tier I Participant.

Pursuant to the terms of the Norden Employment Letter Agreement, Mr. Norden will be eligible to receive an annual base salary of $575,000, an annual bonus with a target amount equal to 100% of his annual base salary, beginning in calendar year 2024, an annual equity grant with a target grant date fair value in an amount determined by the Committee, and to participate in the retirement, health and welfare plans generally made available to other executive officers of the Company.

The foregoing descriptions of the Lalljie Employment Letter Agreement and the Norden Employment Letter Agreement are qualified in their entirety by reference to the text of the Lalljie Employment Letter Agreement and the Norden Employment Letter Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Separation, Consulting and Release Agreement

In connection with Mr. Paucek’s transition to an advisory role at the Company, the Company has entered into a Separation, Consulting and Release Agreement with Mr. Paucek, dated as of November 16, 2023 (the “Separation, Consulting and Release Agreement”), pursuant to which Mr. Paucek will provide consulting services to the Company commencing on the Separation Date and continuing until April 3, 2025 (the “Consulting Period”). As consideration for the consulting services, Mr. Paucek will be eligible to receive a monthly consulting fee equal to $20,000 and his equity awards that are outstanding as of the Separation Date will continue to vest during the Consulting Period, and, upon expiration of the Consulting Period, subject to his re-execution of a general release of claims, a cash payment in an amount of $200,000. In addition, the Separation, Consulting and Release Agreement further provides for post-termination restrictive covenants, including non-competition and non-solicitation restrictions that will continue until April 3, 2025.

The foregoing description of the Separation, Consulting and Release Agreement is qualified in its entirety by reference to the text of the Separation, Consulting and Release Agreement, which is attached hereto as Exhibit 10.3, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

10.1	Employment Letter Agreement, dated November 16, 2023, between Paul S. Lalljie and 2U, Inc.

10.2	Employment Letter Agreement, dated November 16, 2023, between Matthew J. Norden and 2U, Inc.

10.3	Separation, Consulting and Release Agreement, dated November 16, 2023, between Christopher J. Paucek and 2U, Inc.

99.1	Press Release, dated November 17, 2023, “2U, Inc. Announces Leadership Transition”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, Inc.

November 17, 2023	By:	/s/ Matthew J. Norden
Matthew J. Norden
Chief Financial Officer and Chief Legal Officer